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                                                                  EXHIBIT 10.2.1

                       ASSIGNMENT AND ASSUMPTION OF LEASE

     FOR AND IN CONSIDERATION of receipt of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KENCO GROUP, INC., a Tennessee corporation (hereinafter referred to as "Assignor") hereby assigns to MICROAGE COMPUTER CENTERS, INC., a Delaware corporation (hereinafter referred to as "Assignee") all of its right, title and interest in and to a certain Lease Agreement dated on or about November 21, 1994 (the "Lease") by and between Assignor as "Tenant" and Duke Realty Limited Partnership, an Indiana limited partnership as "Landlord," for the lease of certain property located at World Park Corporate Center, 5389 Provident Drive, Cincinnati, Ohio and for the continued lease of certain property located at World Park Corporate Center, 5443 Duff Drive, Cincinnati, Ohio and commonly known as Building No. 14.

     Assignee hereby accepts this Assignment and Assumption of Lease and hereby agrees to be bound by all of the rights and obligations of Assignor as Tenant under the Lease and acknowledges that all provisions of the Lease remain in full force and effect.

     Pursuant to Section 10.(d) of the Lease, Assignor shall be released and fully discharged from all duties, obligations, liabilities, covenants and conditions imposed upon Assignor by this Lease, excluding, however, the obligations of Assignor attributable to any period of the Lease prior to the Effective Date of this Assignment.

     This Assignment and Assumption of Lease shall not be construed to modify, waive, impair or affect any of the terms, provisions or conditions of the Lease.

     This Assignment and Assumption of Lease shall not constitute a consent to any further assignment of the Lease or subletting of the premises demised thereby.

     This Assignment and Assumption of Lease may be executed in three or more counterparts, each of which shall be deemed an original. All such counterparts shall together constitute one and the same instrument.

     This Assignment and Assumption of Lease shall be effective as of July 10, 1995.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Lease as of the day and date first above written.

                                   "Assignor"

WITNESSES:                         KENCO GROUP, INC.,
                                   a Tennessee corporation
/s/ Robert G. Russell
--------------------------
Robert G. Russell
(Printed)                          By: /s/ James D. Kennedy
                                   --------------------------
                                   James D. Kennedy, III
                                   President

/s/Sam R. Anderson                 Dated: July 12, 1995
--------------------------
Sam R. Anderson
(Printed)
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                                   "Assignee"
WITNESSES:                         MICROAGE COMPUTER CENTERS, INC.,
                                   a Delaware corporation
/s/ Kristine Olson
-------------------------          By:/s/ Al R. L yons
Kristine Olson                     --------------------------
(Printed)                          Printed:  Alan R. Lyons
                                   Title: Vice President Administration
/s/ James Domaz
-------------------------
James Domaz
(Printed)                          Dated: July 19, 1995


STATE OF TENNESSEE  )
                    ) SS:
COUNTY OF HAMILTON  )

     Before me a Notary Public in and for said County and State, personally appeared James D. Kennedy, III by me known to be the President of Kenco Group, Inc., a Tennessee corporation, who acknowledged the execution of the foregoing "Assignment and Assumption of Lease" on behalf of said corporation.

     Witness my hand and Notarial Seal this 12th day of July, 1995.

                         /s/Julia P. Miller
                         --------------------------
                         Notary Public

                         James D. Kennedy, III
                         (Printed Signature)

My Commission Expires: January 26, 1998
My County of Residence: Walker County


STATE OF ARIZONA   )
                   ) SS:
COUNTY OF MARICOPA )

     Before me, a Notary Public in and for said County and State, personally appeared Al R. Lyons by me known to be the Vice President - Administration of MicroAge Computer Centers, Inc., a Delaware corporation, who acknowledged the execution of the foregoing "Assignment and Assumption of Lease" on behalf of said corporation.

Witness my hand and Notarial Seal this 19th day of July, 1995.

                         /s/ Faye C. Fitzpatrick
                         --------------------------
                         Notary Public


                         Al R. Lyons
                         (Printed Signature)

My Commission Expires:   July 15, 1996
My County of Residence:  Maricopa County

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CONSENT AND ACCEPTANCE

DUKE REALTY LIMITED PARTNERSHIP, an Indiana Limited partnership, as landlord under the Lease, hereby consents to the assignment of the Lease as set forth above. Pursuant to Section 10.(d) of the Lease, Landlord acknowledges that Assignor is released and fully discharged from all its duties, obligations, liabilities, covenants and conditions imposed upon Assignor by the Lease excluding, however, the obligations of Assignor attributable to any period of the Lease prior to the Effective Date. Landlord further acknowledges that all provisions of the Lease remain in full force and effect.

                                        "Landlord"
                                        DUKE REALTY LIMITED PARTNERSHIP,
                                        an Indiana limited partnership

                                        By:  Duke Realty Investments, Inc.,
                                        its General Partner
                                        By: /s/ Thomas L. Hefner
                                           ---------------------------------
                                           Thomas L. Hefner
                                           Chief Executive Officer

                                        Dated: July 19, 1995


STATE OF INDIANA   )
                   ) SS:
COUNTY OF MARION   )

     Before me, a Notary Public in and for said County and State, personally appeared Thomas L. Hefner, by me known to be the Chief Executive Officer of Duke Realty Investments, Inc., general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Assignment and Assumption of Lease" on behalf of said partnership.

     Witness my hand and Notarial Seal this 19th day of July, 1995.

                         /s/ Peggy H. Gardner
                         ----------------------------
                         Notary Public


My Commission Expires: August 17, 1995
My County of Residence: Hamilton County